UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 7, 2007
CBIZ, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25890 (Commission File Number)	22-2769024 (IRS Employer Identification No.)
6050 Oak Tree Boulevard, South, Suite 500,
Cleveland, Ohio 44131
(Address of Principal Executive Offices, Zip Code)
216-447-9000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On December 11, 2007, CBIZ, Inc. (the “Company”) issued a press release announcing that it has sold its interest in Albridge Solutions, Inc., effective December 10, 2007. CBIZ, Inc. invested approximately $1.1 million in Albridge Solutions, a provider of portfolio accounting and enterprise wealth management services, in 1999, and had substantially written down the investment in 2000 and 2002. Albridge Solutions was acquired by PNC Financial Services Group on December 7, 2007. CBIZ expects to record a pre-tax gain on the sale of approximately $7.3 million in the fourth quarter 2007.
     A copy of this press release is filed herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release of CBIZ, Inc. dated December 11, 2007 announcing that it has sold its interest in Albridge Solutions, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 11, 2007	CBIZ, INC.
	By:	/s/ Michael W. Gleespen
		Name:	Michael W. Gleespen
		Title:	Corporate Secretary